REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this ___ day of _______________, 2020, by and among Acquired Sales Corp., a Nevada corporation (the “Company”), and Nicholas S. Warrender, a resident of Wisconsin (the “Lifted Owner”).

RECITALS:

WHEREAS, the Company and Warrender Enterprise Inc. d/b/a Lifted Liquids (“Target”) entered into that certain Merger Agreement, dated as of January 7, 2020 (the “Merger Agreement”) pursuant to which Target was merged with and into Lifted Liquids, Inc., a wholly-owned subsidiary of the Company (the "Merger Sub"), with the Merger Sub as the surviving entity.

WHEREAS, in connection with the Merger Agreement, the Lifted Owner was issued an aggregate of 3,900,455 shares of Common Stock (as defined below) of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, and pursuant to the terms of the Merger Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Lifted Owner as set forth below.

The parties hereby agree as follows intending to be legally bound hereby:

1.Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Board” shall mean the Board of Directors of the Company.

“Common Stock” shall mean Common stock, par value $0.001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Demand Registration” shall mean a registration pursuant to Section 2 hereof.

“Holder” shall mean the beneficial owner of a security. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a security as the beneficial owner of such security unless the Company has been given written notice of the existence and identity of a different beneficial owner.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to

106364262.v3

make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

“Permitted Transferee” of the Lifted Owner shall mean (a) the Lifted Owner’s spouse, parent, child, grandchild, sibling, niece or nephew (whether natural, adopted or in the process of adoption) (b) an entity owned 100% by the Lifted Owner or any of the foregoing individuals and (c) a revocable trust established by the Lifted Owner for the benefit of Lifted Owner or Lifted Owner’s child, grandchild, niece or nephew (whether natural, adopted or in the process of adoption) and of which the Lifted Owner is the sole trustee.

“Person” shall mean a natural person, partnership, corporation, business trust, association, limited liability company, joint venture or other entity or a government or agency or political subdivision thereof.

“Piggyback Registration” shall mean a registration pursuant to Section 3 hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended and supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registration” shall mean Demand or Piggyback Registration.

“Registration Expenses” shall mean out-of-pocket expenses of a Registration, including:

(a)all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers);

(b)fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registerable Securities and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Holders of a majority of the Registerable Securities being sold may designate);

(c)printing, messenger, telephone and delivery expenses;

(d)fees and disbursements of counsel for the Company, counsel for the underwriters and of not more than one firm of attorneys for the sellers of the Registerable Securities;

(e)fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and “cold comfort” letters incident to such registration);

106364262.v3

(f)fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registerable Securities;

(g)premiums and other costs of securities acts liability insurance if the Company so desires or if the underwriters or selling Holders of Registerable Securities so require; and

(h)fees and expenses of any other Persons retained by the Company.

“Registerable Securities” shall mean those Securities which have not been sold to the public.

“Registration Statement” shall mean any registration statement which covers Registerable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities” shall mean (a) any shares of Common Stock beneficially owned by the Lifted Owner, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Securities whenever such Person has the right to then acquire or obtain from the Company any Securities, whether or not such acquisition has actually been effected).

“Underwritten registrations or underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for distribution to the public.

2.Demand Registrations.

(a)At any time beginning on the 120th day following the closing of the Merger Agreement, but only if the Company has not filed a Registration Statement prior thereto with respect to which the Lifted Owner was granted piggyback registration rights pursuant to Section 3 and was permitted to include for registration thereon all of the Registerable Securities, upon the request of the Lifted Owner, the Holders of Registerable Securities shall have the right to request registration under the Securities Act of all or any portion of their Registerable Securities pursuant to a Registration Statement on Form S-1 or any similar long-form Registration Statement (a “Long-Form Registration”) or, if eligible, Form S-3 (a “Short-Form Registration” and, together with each Long-Form Registration and Shelf Registration (as defined below), a “Demand Registration”).  Each request for a Long-Form Registration or Short-Form Registration shall specify the number of Registerable Securities requested to be included in the Demand Registration.  Upon receipt of any such request, the Company shall promptly (but in no event later than ten (10) days following receipt thereof) deliver notice of such request to all other Holders of Registerable Securities who shall then have ten (10) days from the date such notice is

106364262.v3

given to notify the Company in writing of their desire to be included in such registration.  The Company shall prepare and file with (or confidentially submit to) the Securities and Exchange Commission (the “Commission”) SEC a Registration Statement on Form S-1 or Form S-3 (as applicable) or any successor form thereto covering all of the Registerable Securities that the Holders thereof have requested to be included in such Demand Registration as promptly as practicable following the date such initial request is given and shall use its good faith efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter.  The Lifted Owner shall be entitled to no more than one (1) Demand Registration in any twelve (12) month period pursuant to this Section 2 and three (3) Demand Registrations pursuant to this Section 2 in the aggregate.

(b)The Company may postpone for up to 180 days the filing or effectiveness of a Registration Statement for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, provided, that in such event the Holders of a majority of the Registerable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all registration expenses in connection with such registration.  The Company may delay a Demand Registration hereunder only once in any period of 12 consecutive months. Notwithstanding anything to the contrary herein, no Demand Registration shall be required where in the judgment of the Company, its legal counsel, and/or SEC guidance and comments the registration would be deemed a primary offering pursuant to Securities Act Rule 415, which is interpreted by the SEC staff to prohibit registrations of stock for resale where the seller is deemed to be engaged in a primary offering of behalf of the issuer.

(c)The Company shall not include in any Demand Registration any securities which are not Registerable Securities without the prior written consent of Lifted Holder, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the holders of Registerable Securities in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration would adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the shares of Common Stock that Lifted Holder proposes to sell, and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree.

(d)Notwithstanding anything to the contrary herein, the Company is not required to register Securities reasonably deemed by the Company’s securities counsel or by the staff of the

106364262.v3

U.S. Securities and Exchange Commission to be a “primary offering” not qualifying as a secondary offering pursuant to Securities Act Rule 415(a)(1)(i).

3.Piggyback Registrations.

(a)Participation.

Each time the Company decides to file a registration statement under the Securities Act (other than on Forms S-4 or S-8) covering the offer and sale by it or any of its security holders of any of its securities for money, the Company shall give written notice thereof to all Holders of Registerable Securities. The Company shall include in such registration statement such shares of Registerable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given.

(b)Underwriter’s Cutback.

If in the good faith judgment of the managing underwriter of such offering the inclusion of all of the shares of Registerable Securities and any other Common Stock requested to be registered would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registerable Securities and other Common Stock to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number with the participation in such offering to be in the following order of priority: (1) first, the shares of Registerable Securities requested to be included, and (2) second, any other shares of Common Stock requested to be included. Any necessary allocation among the Holders of shares within each of the foregoing groups shall be pro rata among such Holders requesting such registration based upon the number of shares of Common Stock and Registerable Securities owned by such Holders.

All shares so excluded from the underwritten public offering shall be withheld from the market by the Holders thereof for a period (not to exceed 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. Notwithstanding anything to the contrary herein, no Piggyback Registration shall be required where in the judgment of the Company, its legal counsel, and/or SEC guidance and comments the registration would be deemed a primary offering pursuant to Securities Act Rule 415, which is interpreted by the SEC staff to prohibit registrations of stock for resale where the seller is deemed to be engaged in a primary offering of behalf of the issuer.

4.Hold-Back Agreements.

Upon the written request of the managing underwriter of any underwritten offering of the Company’s securities, a Holder of Registerable Securities shall not sell, make any short sale of loan, grant any option for the acquisition of; or otherwise dispose of any Registerable Securities (other than those included in such registration) without the prior written consent of such managing underwriter for a period (not to exceed 30 days before the effective date and 90 days thereafter) that such managing underwriter reasonably determines is necessary in order to effect the underwritten public offering; provided that each of the officers and directors of the Company

106364262.v3

shall have entered into substantially similar holdback agreements with such managing underwriter covering at least the same period.

5.Registration Procedures.

If and whenever the Company is required to register Registerable Securities in a Demand Registration or a Piggyback Registration, the Company will use its best efforts to effect such registration to permit the sale of such Registerable Securities in accordance with the intended plan of distribution thereof; and pursuant thereto the Company will as promptly as practicable:

(a)prepare and file with the Securities and Exchange Commission (“SEC”) as soon as practicable a Registration Statement with respect to such Registerable Securities and use its good faith efforts to cause such Registration Statement to become effective and remain effective until the Registerable Securities covered by such Registration Statement have been sold;

(b)prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Registerable Securities or any underwriter of Registerable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registerable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus; and

(c)otherwise use its good faith efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registerable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (y) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

6.Registration Expenses; Indemnification.

All Registration Expenses will be borne by the Company.

The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registerable Securities, such Holder’s officers, directors, managers, members, partners, stockholders and affiliates, each underwriter, broker or any other Person acting on behalf of such Holder of Registerable Securities against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or

106364262.v3

supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the Registration Statement, Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registerable Securities.  This indemnity shall be in addition to any liability the Company may otherwise have.

In connection with any registration in which a Holder of Registerable Securities is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the Holders of Registerable Securities against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder; provided, that the obligation to indemnify shall be several, not joint and several, for each Holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder from the sale of Registerable Securities pursuant to such Registration Statement.  This indemnity shall be in addition to any liability the selling Holder may otherwise have.

7.Exchange Act Reporting Requirements.

The Company shall use good faith efforts to timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any successor provision).

8.Requirements for Participation in Underwritten Offering.

No Person may participate in any underwritten offering pursuant to a Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

106364262.v3

9.Suspension of Sales.

Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Registerable Securities shall forthwith discontinue disposition of Registerable Securities until such Holder has received copies of the supplemented or amended Prospectus required by Section 5 hereof; or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders possession, of the Prospectus covering such Registerable Securities current at the time of receipt of such notice.

10.Expiration of Registration Rights.

This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registerable Securities outstanding; provided, that the provisions of Section 6 shall survive any such termination.

11.Miscellaneous

(a)Notices.

All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, email, fax, or air courier guaranteeing overnight delivery:

If to the Company:Acquired Sales Corp.

Attention:  Gerard M. Jacobs, Chief Executive Officer

31 N. Suffolk Lane

Lake Forest, IL  60045

Email: GerardMJacobs@AcquiredSalesCorp.com

If to the Lifted Owner:Nicholas S. Warrender

328 55th Street B

Kenosha, WI  53140

Email:  Ape.Anonymous@gmail.com

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if faxed; when receipt acknowledged, if emailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

(b)Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar

106364262.v3

transaction, without the consent of the Lifted Owner; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.  The Lifted Owner may assign his rights hereunder only to a Permitted Transferee; provided, that such Permitted Transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Lifted Owner whereupon such Permitted Transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee was originally included in the definition of a Lifted Owner herein and had originally been a party hereto.

(c)Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d)Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(f)Severability.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(g)Forms.

All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

(h)Entire Agreement.

This Agreement and any warrants issued pursuant to such agreements are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the warrants issued pursuant to such agreements. This Agreement and the warrants issued pursuant

106364262.v3

to such Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

[remainder of page intentionally left blank; signature page follows]

106364262.v3

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	ACQUIRED SALES CORP.

By:
Name: Gerard M. Jacobs
Title: Chief Executive Officer

The Lifted Owner:
NICHOLAS S. WARRENDER

106364262.v3